UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
_____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 21, 2021
AMN HEALTHCARE SERVICES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16753	06-1500476
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Cypress Waters Boulevard, Suite 300
Dallas, Texas 75019
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (866) 871-8519
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMN	NYSE

☐	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Shareholders (the "Annual Meeting") of AMN Healthcare Services, Inc. (the “Company”) held on April 21, 2021, the Company's shareholders voted on five proposals as set forth below, each of which is described in greater detail in the Company’s proxy statement for the Annual Meeting (the “Proxy Statement”). The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.The individuals listed below were elected at the Annual Meeting by the vote set forth in the table immediately below to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors have been duly elected and qualified:

Director         For        Against        Abstain        Broker Non-Votes
Mark G. Foletta        41,808,555    414,644        34,106        1,784,198
Teri G. Fontenot        41,832,398    391,227        33,680        1,784,198
R. Jeffrey Harris        40,534,413    1,689,735    33,157        1,784,198
Daphne E. Jones        42,017,394    207,192        32,719        1,784,198
Martha H. Marsh        41,725,191    499,795        32,319        1,784,198
Susan R. Salka        41,645,863    576,891        34,551        1,784,198
Sylvia Trent-Adams    42,025,255    198,617        33,433        1,784,198
Douglas D. Wheat    39,922,122    2,282,359    52,824        1,784,198

2. The approval, on an advisory basis, of the compensation awarded to the Company's named executive officers, as described in the Proxy Statement. This proposal was approved as set forth below:

For        Against        Abstain        Broker Non-Votes
38,941,383    2,872,881    443,041         1,784,198

3. The frequency of an advisory vote on executive compensation, on an advisory (non-binding) basis, was recommended every year by the vote set forth below. Based on the approval of every year as the frequency of an advisory vote on the compensation of the Company’s named executive officers, the Company’s Board of Directors has determined that it will hold an advisory vote on the compensation of the Company’s named executive officers annually until the next required vote on the frequency of such an advisory vote.

Every Year    Every 2 Years    Every 3 Years     Abstain
40,785,189     15,174     1,426,422     30,520

4. The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. This proposal was approved as set forth below:

For        Against        Abstain        Broker Non-Votes
42,950,444    1,045,280    45,779         0

5. The shareholder proposal to eliminate the shareholder aggregation cap set forth in the Company’s proxy         access provisions of the Company’s Bylaws was not approved in accordance with the vote set forth below:

For         Against        Abstain        Broker Non-Votes
12,928,412    29,243,969    84,924         1,784,198

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: April 23, 2021	By:	/s/ Susan R. Salka
Susan R. Salka
Chief Executive Officer